GRANT OF POWER OF ATTORNEY

            A. Power of Attorney.   Effective as of January 31, 2017, each
entity listed on Schedule A attached hereto, and such additional affiliated entities that shall come into existence from time to time (each, a "Granting
Entity"), hereby constitutes and appoints Tracy L. Sedlock and Richard H.
Zamboldi as its true and lawful attorneys-in-fact and agent with full power of substitution, in its name, place and stead to make, execute, sign and file such instruments, documents or certificates as may be necessary or proper in the normal course of such Granting Entity's business.

            Each Granting Entity hereby further grants to such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such Granting Entity might or could do if present, hereby ratifying and confirming all that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted, including, without limitation, the authority to execute documents on behalf of such Granting Entity in connection with investments made by such Granting Entity or any entity controlled by such Granting Entity.  Each Granting Entity acknowledges that no such attorneys-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming any of the undersigned entities responsibilities under the tax laws of the United States, any state or other jurisdiction.  This Power of Attorney shall remain in full force and effect with respect to each such Granting Entity from the date hereof until revoked by each respective Granting Entity in a signed writing delivered to the foregoing attorneys-in-fact.

            B. Consent to Grant of Power of Attorney.  As of the date set forth above, each of the undersigned persons, individually and in his capacity as a member, partner or equity holder (each, a "Constituent Member") of a Granting
Entity and as a member, partner, trustee or equity holder of any Constituent
Member, hereby consents to, and causes each such Granting Entity and Constituent
Member, to consent to and cause, the grant of Power of Attorney set forth in
Paragraph A above.

Schedule A

GRANTING ENTITIES

Accel V Associates L.P.
Accel Internet/Strategic Technology
Accel Fund Associates L.P.
Accel VI Associates L.L.C.
Accel Internet Fund II Associates L.L.C.
Accel VII Associates L.L.C.
Accel Internet Fund III Associates L.L.C.
Accel VIII Associates L.L.C.
Accel Keiretsu V Associates L.P.
Accel Keiretsu VI Associates L.L.C.
Accel MeriTech Associates L.L.C.
Accel MeriTech II Associates L.L.C.
Accel MeriTech III Associates L.L.C.
Accel Management Co. L.L.C.
Accel Europe Partners L.L.C.
Accel Europe Associates L.L.C.
Accel Europe Associates L.P.
Accel Holding L.L.C.
Accel Partners & Co. Inc.
Accel Management Co. Inc.
Accel Partners L.P.
Accel Europe Guernsey Limited
Accel IX Associates L.L.C.
Accel X Associates L.L.C.
Accel Growth Fund Associates L.L.C.
Accel London II Associates L.L.C.
Accel London II Associates L.P.
Accel London II Partners L.L.C.
Accel London III Associates L.L.C.
Accel London III Associates L.P.
Accel London III Partners L.L.C.
Accel China Growth Fund Associates L.L.C.
Accel China Growth Fund II Associates L.L.C.
Accel China Capital Associates L.L.C.
Accel India Venture Fund II Associates L.L.C.
Accel India Venture Fund II GP Associates Ltd.
Accel Management Co. (India) Inc.
Accel London Investors 2012 L.P.
Accel India III Associates L.P.
Accel India III Associates L.L.C.
Accel India III Associates (India) Ltd.
Accel Growth Fund II Associates L.L.C.
Accel XI Associates L.L.C.
Accel China Capital II Associates L.LC.
Accel China Growth Fund III Associates L.L.C.
Accel Growth Fund Investors 2011 L.L.C.
Accel London Investors 2016 L.P.
Accel Investors 2016 L.L.C.
Accel Growth Fund Investors 2016 L.L.C.
Accel Leaders Fund Investors L.L.C.
Accel-KKR V Investors L.L.C.
Accel-KKR Structured Capital II Investors L.L.C.
Accel India II Investors L.L.C.
Accel India III Investors L.L.C.
Accel India IV Investors L.L.C.
Accel India V Investors L.L.C.
Accel XII Associates L.L.C.
Accel XIII Associates L.L.C.
Accel Growth Fund III Associates L.L.C.
Accel Growth Fund IV Associates L.L.C.
Accel Leaders Fund Associates L.L.C.
Accel London IV Associates L.P.
Accel London IV Associates L.L.C.
Accel London IV Partners L.L.C.
Accel London V Associates L.P.
Accel London V Associates L.L.C.
Accel London V Partners L.L.C.
Silavano Investments S.A.R.L.
Sky Fund Inc.
Airwatch Holding (AGF2) Inc.
IDG China VC IV Investors L.L.C.
Accel Investors '95(B) L.P.
Accel Investors '97 L.P.
Accel Investors '97(B) L.P.
Accel Investors '98 L.P.
Accel Investors '98(B) L.P.
Accel Investors '98-S L.P.
Accel Investors '99 L.P.
Accel Investors '99(B) L.P.
Accel Investors '99(C) L.P.
Accel Investors 2000 L.L.C.
Accel Investors 2002 L.L.C.
Accel Investors 2003 L.L.C.
Accel Investors 2004 L.L.C.
Accel Investors 2005 L.L.C.
Accel Investors 2006 L.L.C.
Accel Investors 2007 L.L.C.
Accel Investors 2008 L.L.C.
Accel Investors 2009 L.L.C.
Accel Investors 2010 L.L.C.
Accel Investors 2010 (B) L.L.C.
Accel Growth Fund Investors 2009 L.L.C.
Accel Growth Fund Investors 2010 L.L.C.
Accel Europe Investors 2001 L.P.
Accel Europe Investors 2003 L.P.
Accel Europe Investors 2004 L.P.
Accel Europe Investors 2005 L.P.
Accel London Investors 2006 L.P.
Accel London Investors 2007 L.P.
Accel London Investors 2008 L.P.
Accel London Investors 2009 L.P.
Accel MeriTech Investors L.P.
Accel MeriTech Investors II L.L.C.
Accel Meritech Investors III L.L.C.
Accel-AKI Investors L.L.C.
Accel-KKR II Investors L.L.C.
Accel-KKR III Investors L.L.C.
IDG-Accel China Investors L.P.
IDG-Accel China Investors II L.P.
CM10 L.L.C.
CC11 L.L.C.
Accel London Investors 2011 L.P.
Accel London Investors 2014 L.P.
Accel-KKR IV Investors L.L.C.
Accel Investors 2012 L.L.C.
Accel Investors 2013 L.L.C.
Accel Investors 2014 L.L.C.
Accel Growth Fund Investors 2012 L.L.C.
Accel Growth Fund Investors 2013 L.L.C.
Accel Growth Fund Investors 2014 L.L.C.
fbFund L.L.C.
Silivano Holdings (Rovio) L.L.C.
CC11(B) L.L.C.
CF12 L.L.C.
CV13 L.L.C.
AS13 L.L.C.
Unirush Holding (AGF) Inc.
Legend Holding (AGF) Inc.
NW (AGF2) L.L.C.
Accel India Venture Fund II Associates L.P.
Accel India Venture Fund II Associates
Accel (India) Ltd.
Accel India III GP Associates Ltd.
Accel India IV Associates L.P.
Accel India IV Associates L.L.C.
Accel India IV GP Associates Ltd.
Accel India IV Associates (India) Ltd.
Accel India V Associates (India) Ltd.
Accel India V Associates L.L.C.
Accel India V Associates L.P.
Accel India V GP Associates Ltd.
IDG China VC V Investors L.L.C.

                 IN WITNESS WHEREOF, each of the undersigned have executed this
Grant of Power of Attorney or a counterpart hereto as of the date first set forth above.

/s/ Andrew G. Braccia
Andrew G. Braccia in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting
Entity

/s/ Kevin J. Efrusy
Kevin J. Efrusy in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting
Entity

/s/ Sameer K. Gandhi
Sameer K. Gandhi in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting
Entity

/s/ Ping Li
Ping Li in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting Entity

                 IN WITNESS WHEREOF, each of the undersigned have executed this
Grant of Power of Attorney or a counterpart hereto as of the date first set forth above.

/s/ Arthur C. Patterson
Arthur C. Patterson in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting
Entity

/s/ Tracy L. Sedlock
Tracy L. Sedlock in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting
Entity

/s/ James R. Swartz
James R. Swartz in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting
Entity

/s/ Ryan J. Sweeney
Ryan J. Sweeney in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting
Entity

/s/ Richard P. Wong
Richard P. Wong in his individual capacity and as member, partner, officer, trustee or equity holder of every entity that is an equity holder of a Granting
Entity

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